MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 2002-A

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Pursuant to the Master Indenture, dated as of July 1, 2002 between the FNANB Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"), and DC Funding International, Inc. ("DC Funding"), as Transferor, as supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by the Servicer, and DC Funding, as Transferor (as so supplemented, the "Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.


   Collection Period Ending                                                                         September 30, 2002
   Determination Date                                                                                October 8, 2002
   Distribution Date                                                                                 October 15, 2002

                                                                                                       ------
   Class A Accumulation Period ("Y" or "N")?                                                             N
                                                                                                       ------
                                                                                                       ------
   Class B Accumulation Period ("Y" or "N")?                                                             N
                                                                                                       ------
                                                                                                       ------
   Early Amortization Period ("Y" or "N")?                                                               N
                                                                                                       ------
                                                                                                       ------
   Class B Investor Amount paid in full ("Y" or "N")?                                                    N
                                                                                                       ------


   MASTER TRUST INFORMATION

   Receivables

   1.    The aggregate amount of Receivables less all Receivables
         in Charged-Off Accounts as of the end of the last day of
         the Collection Period was equal to:                                                        $   1,526,058,455.05

   2.    The aggregate amount of Principal Receivables as of the
         end of the last day of the Collection Period (not including
         reduction for Discount Receivables) was equal to:                                          $   1,489,860,031.77

   3.    The average Discount Percentage for the Collection Period:                                                2.00%

   4.    The aggregate amount of Discount Option Receivables as of
         the end of the last day of the Collection Period was equal to:                             $      29,797,200.64

   5.    The aggregate amount of Principal Receivables as of the
         end of the last day of the Collection Period (including
         reduction for Discount Receivables) was equal to:                                          $   1,460,062,831.13

   6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
         increase for Discount Receivables) was equal to:                                           $      36,198,423.28

   7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
         increase for Discount Receivables) was equal to:                                           $      65,995,623.92

   8.    The average amount of Receivables for the Collection
         Period was equal to:
         a. Average Principal Receivables (including reduction for Discount Option Receivables)     $   1,461,952,140.19
         b. Average Total Receivables                                                               $   1,527,417,822.93

   9.    The Transferor Amount as of the end of the last day of the
          Collection Period:                                                                        $      11,112,831.13

   10.   Minimum Transferor Amount required as of end of last day of Collection Period:             $               0.00

   11.   The aggregate amount of Principal Charge-Offs for the
         Collection Period (including reduction for Discount
         Option Receivables) was equal to:                                                          $      15,590,799.05

   12.   The aggregate amount of Finance Charge Charge-Offs
         for the Collection Period (including increase for
         Discount Option Receivables) was equal to:                                                 $       3,211,901.75

   13.   The Excess Funding Account Balance as of the end of the
         last day of the Collection Period                                                          $               0.00


   Collections

   14.   The aggregate amount of Principal Collections for the
         Collection Period was equal to:
         a.)  Collection of Principal Receivables:                                                  $      94,292,157.69
         b.)  Discount Receivable Collections:                                                      $      (1,885,843.15)
                                                                                                      -------------------
         c.) Total Principal Receivable Collections:                                                $      92,406,314.54


   15.   The aggregate amount of Finance Charge Collections for the
         Collection Period was equal to:
         a.)  Collection of Finance Charge Receivables                                              $      25,880,444.41
         b.)  Interchange Amount                                                                    $       1,416,167.19
         c.)  Discount Receivable Collections                                                       $       1,885,843.15
                                                                                                      -------------------
         d.)  Total Finance Charge Receivable Collections                                           $      29,182,454.76

   16.   The aggregate amount of interest earnings (net of losses
         and investment expenses) on the Excess Funding
         Account for the Collection Period:                                                         $               0.00

   17.   The aggregate amount of Recoveries for the relevant Collection Period                      $       2,583,908.50

   18.   The aggregate amount of Collections processed for the
         Collection Period:                                                                         $     124,172,677.79

   Invested Amounts

   19.   The 1997-2 Net Investment at the end of the last day of the
         Collection Period was equal to:
         a.  Class A                                                                                $      50,250,000.00
         b.  Class B                                                                                $     135,000,000.00
         c.  Collateral Indebtedness Interest                                                       $      63,000,000.00
         d.  Class D                                                                                $      99,000,000.00
                                                                                                      -------------------
         e.  Total                                                                                  $     347,250,000.00

   20.   The average amount of the 1997-2 Net Investment for the
         Collection Period was equal to:
         a.  Class A                                                                                $      70,716,052.69
         b.  Class B                                                                                $     135,000,000.00
         c.  Collateral Indebtedness Interest                                                       $      63,000,000.00
         d.  Class D                                                                                $      99,000,000.00
                                                                                                      -------------------
         e.  Total                                                                                  $     367,716,052.69

   21.   The 2001-B Net Investment at the end of the last day of the
         Collection Period was equal to:
         a.  Class A-1 Invested Amount                                                              $      14,000,000.00
         b.  Class A-2 Invested Amount                                                              $       9,000,000.00
         c.  Class B Invested Amount                                                                $       3,200,000.00
                                                                                                      -------------------
         d.  Total                                                                                  $      26,200,000.00

   22.   The average amount of the 2001-B Net Investment for the
         Collection Period was equal to:
         a.  Class A-1 Invested Amount                                                              $      14,000,000.00
         b.  Class A-2 Invested Amount                                                              $       9,000,000.00
         c.  Class B Invested Amount                                                                $       3,200,000.00
                                                                                                      -------------------
         d.  Total                                                                                  $      26,200,000.00

   23.   The 2001-C Net Investment at the end of the last day of the
         Collection Period was equal to:
         a.  Class A-1 Invested Amount                                                              $     244,500,000.00
         b.  Class A-2 Invested Amount                                                              $     243,000,000.00
         c.  Class A-3 Invested Amount                                                              $      45,000,000.00
         d.  Class B Invested Amount                                                                $      73,000,000.00
                                                                                                      -------------------
         e.  Total                                                                                  $     605,500,000.00

   24.   The average amount of the 2001-C Net Investment for the
         Collection Period was equal to:
         a.  Class A-1 Invested Amount                                                              $     244,500,000.00
         b.  Class A-2 Invested Amount                                                              $     243,000,000.00
         c.  Class A-3 Invested Amount                                                              $       7,500,000.00
         d.  Class B Invested Amount                                                                $      67,833,333.33
                                                                                                      -------------------
         e.  Total                                                                                  $     562,833,333.33

   25.   The 2002-A Net Investment at the end of the last day of the
         Collection Period was equal to:
         a.  Class A                                                                                $     415,950,000.00
         b.  Class B                                                                                $      54,050,000.00
                                                                                                      -------------------
         c.  Total                                                                                  $     470,000,000.00

   26.   The average amount of the 2002-A Net Investment for the
         Collection Period was equal to:
         a.  Class A                                                                                $     415,950,000.00
         b.  Class B                                                                                $      54,050,000.00
                                                                                                      -------------------
         c.  Total                                                                                  $     470,000,000.00

   27.   The aggregate Invested Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         Collection Period:                                                                         $   1,448,950,000.00

   Series 2002-A Allocation Percentages

   28.   The Fixed Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                                  %              0.00%
                       b.  Class B                                                                  %              0.00%
                                                                                                      -------------------
                       c.  Series 2002-A Total                                                      %              0.00%

   29.   The Floating Allocation Percentage with respect to the Collection Period:
                       a.  Class A                                                                  %             28.40%
                       b.  Class B                                                                  %              3.69%
                                                                                                      -------------------
                       c.  Series 2002-A Total                                                      %             32.09%

   Allocation of Collections

   30.   The Series 2002-A allocation of Collections of Principal
         Receivables for the Collection Period:
                       a.  Class A                                                                  $      26,239,200.70
                       b.  Class B                                                                  $       3,409,613.65
                                                                                                      -------------------
                       c.  Series 2002-A Total                                                      $      29,648,814.35


   31.   The Series 2002-A allocation of Collections of Finance
         Charge Receivables for the Collection Period:
                       a.  Class A                                                                  $       8,286,493.10
                       b.  Class B                                                                  $       1,076,775.94
                                                                                                      -------------------
                       c.  Series 2002-A Total                                                      $       9,363,269.04

   Portfolio Yield and Delinquencies

   32.   The Portfolio Yield for the Collection Period:                                             %             11.13%

   33.   The 3-month average Portfolio Yield for the three most recent
         Collection Periods:                                                                        %             11.31%

   34.   The Base Rate for the Collection Period:                                                   %              5.01%

   35.   The 3-month average Base Rate for the three most recent
         Collection Periods:                                                                        %              5.01%

   36.   The 3-month average Portfolio Adjusted Yield:                                              %              6.31%

   37.   The amount of Shared Excess Finance Charge Collections
         allocable to Series 2002-A with respect to any Finance Charge
         Shortfall in such Series for the Collection Period:                                        $               0.00

   38.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
         (a) Delinquent 31 to 60 days                                                               $      39,585,404.05
         (b) Delinquent 61 to 90 days                                                               $      28,536,042.89
         (c) Delinquent 91 days or more                                                             $      53,250,871.02

   Determination of Monthly Interest

   39.   Class A Monthly Interest:
                       a.  Class A Monthly Interest                                                 $         718,100.36
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for the Collection Period                              $       8,286,493.10
                       c.  Class A Interest Shortfall                                               $               0.00
                       d.  Class A Additional Interest                                              $               0.00

   40.   Class B Monthly Interest:
                       a.  Class B Monthly Interest                                                 $         318,851.11
                       b.  Funds allocated and available to pay Class B
                            Monthly Interest for the Collection Period                              $       1,076,775.94
                       c.  Class B Interest Shortfall                                               $               0.00
                       d.  Class B Additional Interest                                              $               0.00

   Determination of Monthly Principal

   41.   Class A Monthly Principal (pursuant to section 4.4a):
                    (X)a.  Available Principal Collections with respect to such
                           Distribution Date (including Shared Principal Collections):              $      26,239,200.70
                    (Y)a.  Controlled Accumulation Amount                                           $               0.00
                       b.  Deficit Controlled Accumulation Amount (prior period)                    $               0.00
                                                                                                      -------------------
                       c.  Controlled Deposit Amount (sum a + b)                                    $               0.00
                    (Z)a.  Class A Invested Amount                                                  $     415,950,000.00
         Class A Monthly Principal (the least of x,y,z)                                             $               0.00

   42.   Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after payout of Class A)
                    (X)a.  Available Principal Collections with respect to such
                           Distribution Date:                                                       $       3,409,613.65
                    (Y)a.  Controlled Accumulation Amount                                           $               0.00
                       b.  Deficit Controlled Accumulation Amount (prior period)                    $               0.00
                                                                                                      -------------------
                       c.  Controlled Deposit Amount (sum a + b)                                    $               0.00
                    (Z)a.  Class B Invested Amount                                                  $      54,050,000.00
         Class B Monthly Principal (the least of x,y,z)                                             $               0.00

   Available Funds

   43.   Class A Available Funds
                       a.  Class A Finance Charge allocation                                        $       8,286,493.10
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds and
                           Reserve Account Investment Proceeds for such prior Collection Period     $               0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds                                       $               0.00
                       d.  Class A Available Funds (sum a-c)                                        $       8,286,493.10

   44.   Class B Available Funds
                       a.  Class B Finance Charge allocation                                        $       1,076,775.94
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds and
                           Reserve Account Investment Proceeds for such prior Collection Period     $               0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds                                       $               0.00
                       d.  Class B Available Funds (sum a-c)                                        $       1,076,775.94

   Reallocated Principal Collections

   45.   Class B Subordinated Principal Collections (to the extent                                  $               0.00
         needed to fund Required Amounts)

   46.   Total Reallocated Principal Collections                                                    $               0.00


   Investor Default Amounts

   47.   Class A Investor Default Amount                                                            $       4,427,079.55

   48.   Class B Investor Default Amount                                                            $         575,270.22

   49.   Aggregate Investor Default Amount                                                          $       5,002,349.77


   Allocable Amounts for Series 2002-A

   50.   The Allocable Amount for Series 2002-A as of the end of the
         Collection Period (Investor Default Amount + Series 02-A Adjust Amount)
              a.) Class A                                                                           $       4,427,079.55
              b.) Class B                                                                           $         575,270.22
                                                                                                      -------------------
         Aggregate Allocable Amount                                                                 $       5,002,349.77


   Required Amounts for Series 2002-A

   51.   Class A Required Amount (section 4.5a)
                    (a)  i.  Class A Monthly Interest for current Distribution
                             Date                                                                   $         718,100.36
                        ii.   Class A Monthly Interest previously due but not
                             paid                                                                   $               0.00
                       iii.   Class A Additional Interest for prior Collection Period
                             or previously due but not paid                                         $               0.00
                    (b)      Class A Available Funds                                                $       8,286,493.10
                       --------------------------------------------------------------------------------------------------
                             Class A Required Amount (sum of i-iii minus b)                         $               0.00

   Investor Charge-Offs

   52.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
                       a.  Class A                                                                  $               0.00
                       b.  Class B                                                                  $               0.00

   53.   The aggregate amount of Class B Investor Charge-Offs
                       a.  Class B                                                                  $               0.00

   Servicing Fee

   54.   Class A Servicing Fee for the Collection Period                                            $         693,250.00

   55.   Class B Servicing Fee for the Collection Period                                            $          90,083.33

   Reserve Account

   56.   Lowest historical 3-month Portfolio Adjusted Yield
         (must be > 4%, or line 58 will adjust accordingly)                                         %              6.12%

   57.   Reserve Account Funding Date (based on line 57)                                                         4/15/06

   58.   Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Adjusted Invested Amount)                                     $               0.00

   59.   Covered Amount                                                                             $               0.00

   60.   Available Reserve Account Amount
                       a.  Reserve Draw Amount                                                      $               0.00
                       b.  Amount of deposit in the Reserve Account on the
                            Distribution Date                                                       $               0.00
                       c.  Reserve Account Investment Proceeds                                      $               0.00
                       d.  Amount on deposit in the Reserve Account at end of relevent
                            Due Period less Investment Proceeds                                     $               0.00
                       e.  Required Reserve Account Amount                                          $               0.00
                       f.  Available Reserve Account Amount (after Reserve Draw)                    $               0.00
                       g.  Required Reserve Account Deposit on Distribution Date                    $               0.00
                       h.  Reserve Account Surplus on Distribution Date                             $               0.00

   Principal Funding Account

   61.   Principal Funding Account Balance as of prior Distribution Date less                       $               0.00
         investment proceeds

   62.   a.  Daily deposits to the Principal Funding Account during the
               relevant Due Period                                                                  $               0.00
         b.   Principal Funding Account investment proceeds                                         $               0.00

   63.   Withdrawal of Investment Proceeds from the Principal Funding
         Account during the relevant Due Period                                                     $               0.00

   64.   Principal Funding Account Balance as of the last day of the
         relevant Due Period less investment proceeds                                               $               0.00

   Spread Account

   65.   Adjusted Portfolio Yield                                                                                 11.13%

   66.   Average Excess Spread Percentage for three consecutive Due Periods                                        6.31%

   67.   Available Spread Account Amount
                       a.  Spread Account Balance at the beginning of the Due Period                                0.00
                       b.  Spread Account Draw Amount                                                               0.00
                       c.  Spread Account Investment Proceeds                                                       0.00
                       d.  Amount on Deposit in the Spread Account at end of relevant
                            Due Period less Spread Acct Investment Proceeds                                         0.00
                       e.  Required Spread Account Amount                                                           0.00
                       f.   Available Spread Account Amount (lesser of d and e)                                     0.00

   68.   Spread Account deficiency, deposit to Spread Account                                                       0.00

   69.   Spread Account Surplus deemed to have occurred
         during the Collection Period.                                                                              0.00

   70.   Policy Draw Amount                                                                                         0.00

         Certificate LIBOR Determination

   71.   Certificate LIBOR Determination date for the Collection Period                                    9/12/02

   72.   Certificate LIBOR rate for the Collection Period                                                 1.82313%

   73. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of October, 2002.

                     FIRST NORTH AMERICAN NATIONAL BANK,
                     as Servicer


                      By: s/Philip J. Dunn
                          Name:  Philip J. Dunn
                          Title:    Vice President